UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 16, 2013

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (847) 937-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition.

On January 1, 2013, Abbott Laboratories (“Abbott”) completed the previously announced distribution of 100% of the outstanding common stock of AbbVie Inc. (“AbbVie”) to Abbott’s shareholders.  AbbVie is now an independent public company trading under the symbol “ABBV” on the New York Stock Exchange.

Furnished as Exhibit 99.1 is Abbott’s unaudited non-GAAP financial information for 2012 reflecting the presentation of the AbbVie business as a discontinued operation and other adjustments to provide a historical baseline of Abbott’s standalone operating results from continuing operations and excluding specified items.  Abbott plans to evaluate its future results from continuing operations against this historical baseline. Exhibit 99.1 also provides a reconciliation of this non-GAAP information to Abbott’s historical consolidated results in accordance with GAAP.

Abbott uses various non-GAAP financial measures including, among others: net earnings excluding specified items and diluted earnings per common share excluding specified items.  These non-GAAP financial measures adjust for factors that are unusual or unpredictable, such as acquisition-related costs, asset impairments, losses on extinguishment of debt, costs related to the separation of AbbVie, litigation reserve adjustments, acquired in-process research and development, tax audit settlements, restructuring and integration costs, and cost reduction initiatives.  These non-GAAP financial measures also exclude intangible amortization expense to provide greater visibility on the results of operations excluding these costs, similar to how Abbott’s management internally assesses performance.  Abbott’s management believes the presentation of these non-GAAP financial measures provides useful information to investors regarding Abbott’s results of operations as these non-GAAP financial measures allow investors to better evaluate ongoing business performance.  Abbott, however, cautions investors to consider these non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP.

The financial information is intended for informational purposes only and does not purport to project Abbott’s financial performance or cost structure for any future period.  The financial information should be read in conjunction with the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Abbott’s Form 10-K/A for the year ended December 31, 2012.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Unaudited non-GAAP Financial Information for Abbott Laboratories

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: April 16, 2013	By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President, Finance and
Chief Financial Officer